UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 Date of Report
                                October 17, 2003


                        FARMERS CAPITAL BANK CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Kentucky
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                  State or other jurisdiction of incorporation


         0-14412                                         61-1017851
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(Commission File Number)                    (I.R.S. Employer Identification No.)

P.O. Box 309
Frankfort, Kentucky                                         40602
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(Address of principle executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (502) 227-1600


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit 99.1 - Press Release Dated October 17, 2003.



Item 12.  Results of Operations and Financial Condition

On October 17, 2003 Farmers Capital Bank Corporation issued a press release announcing its earnings for the nine months ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Farmers Capital Bank Corporation



October 17, 2003                    By:/s/ G. Anthony Busseni
                                       --------------------------------------
                                       G. Anthony Busseni
                                       President and Chief Executive Officer